Financial Instruments	12 Months Ended
Jun. 30, 2012
Financial Instruments

Note 15 – Financial Instruments

Background Information The company uses derivative financial instruments, including forward exchange, futures, options and swap contracts, to manage its exposures to foreign exchange, commodity prices and interest rate risks. The use of these derivative financial instruments modifies the exposure of these risks with the intent to reduce the risk or cost to the company. The company does not use derivatives for trading or speculative purposes and is not a party to leveraged derivatives. More information concerning accounting for financial instruments can be found in Note 2, Summary of Significant Accounting Policies.

Types of Derivative Instruments

Interest Rate and Cross Currency Swaps The company utilizes interest rate swap derivatives to manage interest rate risk, in order to maintain a targeted amount of both fixed-rate and floating-rate long term debt and notes payable. Interest rate swap agreements that are effective at hedging the fair value of fixed-rate debt agreements are designated and accounted for as fair value hedges. The company currently has a fixed interest rate on virtually 100% of long-term debt and notes payable issued.

The company has issued certain foreign-denominated debt instruments and utilizes cross currency swaps to reduce the variability of functional currency cash flows related to the foreign currency debt. Cross currency swap agreements that are effective at hedging the variability of foreign-denominated cash flows are designated and accounted for as cash flow hedges. In 2012, the company paid $156 million to settle a €333 million notional value cross currency swap. This derivative instrument had effectively converted the currency base of a 2002 U.S. dollar debt issuance into euros. The cash outflow has been reflected in the Repayments of other debt and derivatives line in the Financing section of the Consolidated Statement of Cash Flows. In the fourth quarter of 2012, the company entered into an offsetting cross currency swap to neutralize the remaining €229 million due under an existing cross currency swap that matures in June 2013. The net cash due upon settlement of both derivative instruments is approximately $40 million.

Currency Forward Exchange, Futures and Option Contracts Prior to the spin-off of the majority of its international operations in June 2012, the company used forward exchange and option contracts to reduce the effect of fluctuating foreign currencies on short-term foreign-currency-denominated intercompany transactions, foreign-denominated investments (including subsidiary net assets) and other known foreign currency exposures. Gains and losses on the derivative instruments were intended to offset losses and gains on the hedged transaction in an effort to reduce the earnings volatility resulting from fluctuating foreign currency exchange rates. Forward currency exchange contracts which were effective at hedging the fair value of a recognized asset or liability were designated and accounted for as fair value hedges. Forward currency contracts that act as a hedge of changes in the underlying foreign currency denominated subsidiary net assets were accounted for as net investment hedges. All remaining currency forward and options contracts are accounted for as mark-to-market hedges. The principal currencies that were hedged by the company include the European euro, Australian dollar and Canadian dollar. The company hedged virtually all foreign exchange risk derived from recorded transactions and firm commitments and only hedged foreign exchange risk related to anticipated transactions where the exposure was potentially significant.

Commodity Futures and Options Contracts The company uses commodity futures and options to hedge a portion of its commodity price risk. The principal commodities hedged by the company include hogs, beef, natural gas, diesel fuel, corn, wheat and other ingredients. The company does not use significant levels of commodity financial instruments to hedge commodity prices and primarily relies upon fixed rate supplier contracts to determine commodity pricing. In circumstances where commodity-derivative instruments are used, there is a high correlation between the commodity costs and the derivative instruments. For those instruments where the commodity instrument and underlying hedged item correlate between 80-125%, the company accounts for those contracts as cash flow hedges. However, the majority of commodity derivative instruments are accounted for as mark-to-market hedges. The company only enters into futures and options contracts that are traded on established, well-recognized exchanges that offer high liquidity, transparent pricing, daily cash settlement and collateralization through margin requirements.

Non-Derivative Instruments – Prior to the spin-off of the international coffee and tea operations, the company used non-derivative instruments such as non-U.S. dollar financing transactions or non-U.S. dollar assets or liabilities, including intercompany loans, to hedge the exposure of changes in underlying foreign currency denominated subsidiary net assets, and they were declared as Net Investment Hedges.

Notional Values

(In Millions)	June 30, 2012	July 2, 2011	Hedge Coverage (Number of months)
Swap Contracts:
Rec. Fixed/Pay Float – Interest Rate Swap Notional	$ –	$ 150	–
Rec. Fixed/Pay Fixed – Cross Currency Swaps Notional(1)	(40)	813	12

Foreign Currency Forward Contracts(1):
Commitments to Purchase Foreign Currencies	$ –	$ 943	–
Commitments to Sell Foreign Currencies	–	(945)	–

Commodity Contracts:
Commodity Future Contracts(3)
Grains and Oilseeds	$ 56	$ 63	9
Energy	27	38	12
Other Commodities	25	16	8
Commodity Options Contracts(2)	–	4	6
Net Investment Hedges:	$ –	$ 4,052	–

[1]	The notional value is calculated using the exchange rates as of reporting date.
[2]	Option contract notional values are determined by the ratio of the change in option value to the change in the underlying hedged item.
[3]	Commodity futures contracts are determined by the initial cost of the contract.

Cash Flow Presentation

The cash receipts and payments from a derivative instrument are classified according to the nature of the instrument, when realized, generally in investing activities unless otherwise disclosed. However, cash flows from a derivative instrument that is accounted for as a fair value hedge or cash flow hedge are classified in the same category as the cash flows from the items being hedged provided the derivative does not include a financing element at inception. If a derivative instrument includes a financing element at inception, all cash inflows and outflows of the derivative instrument are considered cash flows from financing activities. If for any reason hedge accounting is discontinued, any remaining cash flows after that date shall be classified consistent with mark-to-market instruments.

Contingent Features/Concentration of Credit Risk

All of the company’s derivative instruments are governed by International Swaps and Derivatives Association (i.e. ISDA) master agreements, requiring the company to maintain an investment grade credit rating from both Moody’s and Standard & Poor’s credit rating agencies. If the company’s credit rating were to fall below investment grade, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on the derivative instruments in net liability positions. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position was $40 million on June 30, 2012 and $259 million on July 2, 2011, for which the company has posted no collateral. If the credit-risk-related contingent features underlying these agreements were triggered on June 30, 2012 and July 2, 2011, the company would be required to post collateral of, at most, $40 million and $259 million, respectively, with its counterparties.

A large number of major international financial institutions are counterparties to the company’s financial instruments including cross currency swaps, interest rate swaps, and currency exchange forwards and swaps. The company enters into financial instrument agreements only with counterparties meeting very stringent credit standards (a credit rating of A-/A3 or better), limiting the amount of agreements or contracts it enters into with any one party and, where legally available, executing master netting agreements. These positions are continually monitored. While the company may be exposed to credit losses in the event of nonperformance by individual counterparties of the entire group of counterparties, it has not recognized any losses with these counterparties in the past and does not anticipate material losses in the future.

Trade accounts receivable due from customers that the company considers highly leveraged were $52 million at June 30, 2012 and $133 million at July 2, 2011.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., exit price) in an orderly transaction between market participants at the measurement date. Assets and liabilities measured at fair value must be categorized into one of three different levels depending on the assumptions (i.e., inputs) used in the valuation. Level 1 provides the most reliable measure of fair value while level 3 generally requires significant management judgment. Assets and liabilities are classified in their entirety based on the lowest level of input significant to the fair value measurement.

The carrying amounts of cash and equivalents, trade accounts receivables, accounts payable, derivative instruments and notes payable approximate fair values due to their short-term nature. The carrying value of derivative instruments approximate fair value but may be considered Level 1 or Level 2 based on the valuation inputs used (see balance sheet classification and fair value determination in the table presented later in this disclosure.) The fair value of the company’s long-term debt (considered Level 2), including the current portion, is estimated using discounted cash flows based on the company’s current incremental borrowing rates for similar types of borrowing arrangements.

	June 30, 2012		July 2, 2011
(In Millions)	Fair Value	Carrying Amount	Fair Value	Carrying Amount
Long-term debt, including current portion	$1,004	945	$1,914	1,911

Information on the location and amounts of derivative fair values in the Condensed Consolidated Balance Sheet at June 30, 2012 and July 2, 2011 is as follows:

	Assets				Liabilities
	Other Current Assets		Other Non- Current Assets		Accrued Liabilities - Other		Other
(in millions)	June 30, 2012	July 2, 2011	June 30, 2012	July 2, 2011	June 30, 2012	July 2, 2011	June 30, 2012	July 2, 2011
Derivatives designated as hedging instruments:
Interest rate contracts (b)	$–	$ –	$–	$12	$ –	$ –	$–	$ –
Foreign exchange contracts (b)	–	–	–	–	40	191	–	66
Total derivatives designated as hedging instruments	–	–	–	12	40	191	–	66
Derivatives not designated as hedging instruments:
Foreign exchange contracts (b)	1	11	–	–	–	2	–	–
Commodity contracts (a)	–	1	–	–	–	–	–	–
Total derivatives not designated as Hedging instruments	1	12	–	–	–	2	–	–
Total derivatives	$1	$12	$–	$12	$40	$193	$–	$66
(a)	Categorized as level 1: Fair value of level 1 assets and liabilities as of June 30, 2012 are nil and nil and at July 2, 2011 are $1 million and nil, respectively.
(b)	Categorized as level 2: Fair value of level 2 assets and liabilities as of June 30, 2012 are $1 million and $40 million and at July 2, 2011 are $23 million and $259 million, respectively.

Information related to our cash flow hedges, net investment hedges, fair value hedges and other derivatives not designated as hedging instruments for the periods ended June 30, 2012, and July 2, 2011, follows:

	Interest Rate Contracts		Foreign Exchange Contracts		Commodity Contracts		Total
	Year Ended		Year Ended		Year Ended		Year Ended
(In millions)	June 30, 2012	July 2, 2011	June 30, 2012	July 2, 2011	June 30, 2012	July 2, 2011	June 30, 2012	July 2, 2011
Cash Flow Derivatives:
Amount of gain (loss) recognized in other comprehensive income (OCI) (a)	$ (8)	$2	$ –	$(69)	$13	$14	$ 5	$ (53)
Amount of gain (loss) reclassified from AOCI into earnings (a) (b)	(3)	3	2	(82)	2	15	1	(64)
Amount of ineffectiveness recognized in earnings (c) (d)	–	–	(2)	(9)	2	(1)	–	(10)
Amount of gain (loss) expected to be reclassified into earnings during the next twelve months	–	–	–	(7)	10	–	10	(7)
Net Investment Derivatives:
Amount of gain (loss) recognized in OCI (a)	–	–	604	(672)	–	–	604	(672)
Amount of gain (loss) recognized from OCI into earnings (f)	–	–	(446)	12	–	–	(446)	12
Amount of gain (loss) recognized from OCI into spin-off dividend (g)	–	–	324	–	–	–	324	–
Fair Value Derivatives:
Amount of derivative gain (loss) recognized in earnings (e)	1	6	–	–	–	–	1	6
Amount of Hedged Item gain (loss) recognized in earnings (e)	4	4	–	–	–	–	4	4
Derivatives Not Designated as Hedging Instruments:
Amount of gain (loss) recognized in Cost of Sales	–	–	–	–	(2)	1	(2)	1
Amount of gain(loss) recognized in SG&A	–	–	(15)	24	–	6	(15)	30

(a)	Effective portion.
(b)	Gain (loss) reclassified from AOCI into earnings is reported in interest or debt extinguishment , for interest rate swaps, in selling, general, and administrative (SG&A) expenses for foreign exchange contracts and in cost of sales for commodity contracts.
(c)	Gain (loss) recognized in earnings is related to the ineffective portion and amounts excluded from the assessment of hedge effectiveness.
(d)	Gain (loss) recognized in earnings is reported in interest expense for foreign exchange contract and SG&A expenses for commodity contracts.
(e)	The amount of gain (loss) recognized in earnings on the derivative contracts and the related hedged item is reported in interest or debt extinguishment, for the interest rate contracts and SG&A for the foreign exchange contracts.
(f)	The gain (loss) recognized from OCI into earnings is reported in gain on sale of discontinued operations.
(g)	The gain (loss) recognized from OCI into the spin-off dividend is reported in Retained Earnings as a result of the spin-off